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                                                            Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We consent to the incorporation by reference in the registration statement of Lydall, Inc. on Form S-8 (File No. 33-93768) of our reports dated February 18, 1999, on our audits of the consolidated financial statements and financial statement schedule of Lydall, Inc., and Subsidiaries as of December 31, 1998 and 1997, and for the years ended December 31, 1998, 1997 and 1996 included in this Form 10-K.

                                       PricewaterhouseCoopers LLP

March 24, 1999